SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported)

                                January 25, 2005



                                PURE WORLD, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
         (State of other jurisdiction of incorporation or organization)


        1-7986                                       95-3419191
(Commission File Number)               (I.R.S. Employer Identification Number)

            376 Main Street
              P.O. Box 74
        Bedminster, New Jersey                                 07921
(Address of principal executive offices)                    (Zip Code)


               Registrant's telephone number, including area code
                                  (908)234-9133


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Item 5.02    Departure of Directors or Principal Officers;Election of Directors;
---------    -------------------------------------------------------------------
             Appointment of Principal Officers
             ---------------------------------

     Pure World, Inc., today announced the resignation of Sue Ann Merrill, Chief Financial Officer of the Company, effective February 25, 2005. Mrs. Merrill's decision to resign was based on personal reasons and she did not have any disputes or disagreements with the Company or its management. Mrs. Merrill will assist the Company in locating a replacement and ensuring a smooth transition.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: January 25, 2005                       By   Paul O. Koether
                                                  -----------------------------
                                                  Paul O. Koether
                                                  Chairman of the Board